UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 4, 2007 (October 1, 2007)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144
 _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2007, EV Energy Partners, L.P. (the “Partnership”) announced that it had amended and restated its credit facility to reflect a maximum borrowing availability of $500 million, subject to a borrowing base that will initially be $275 million. In addition, the amended and restated credit facility provides that the Partnership may use up to $50.0 million of available borrowing capacity for letters of credit.

On October 1, 2007, the Partnership issued a press release announcing the closing of its amended and restated credit facility. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 1, 2007, the Partnership closed its previously announced acquisition of oil and natural gas properties in the Permian Basin in New Mexico and Texas from Plantation Operating, LLC, an EnCap Investments, L.P. (“EnCap”) sponsored company. Two partnerships organized and managed by EnCap own 23.75% of our general partner. The purchase price, after initial closing adjustments, was $155.8 million, subject to customary post-closing adjustments, and was funded with borrowings under the amended and restated credit facility.

On October 1, 2007, the Partnership issued a press release announcing the closing of the acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 1, 2007, the Partnership announced that it had amended and restated its credit facility to reflect a maximum borrowing availability of $500 million, subject to a borrowing base that will initially be $275 million. Total outstanding borrowings under the amended and restated credit facility after funding of the acquisition were $230.0 million.

Item 7.01 Regulation FD Disclosure.

On October 1, 2007, the Partnership issued a press release announcing the closing of its amended and restated credit facility, the closing of the acquisition and updated hedging positions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 7.01.)

(a)	The required financial statements will be filed no later than 75 days from the date of the closing of the acquisition.

(c)	Exhibits.

99.1 News Release of EV Energy Partners, L.P. dated October 1, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: October 4, 2007	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer Senior Vice President and Chief Financial Officer of EV Management LLC, general partner of EV Energy GP, L.P., general partner of EV Energy Partners, L.P

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release of EV Energy Partners, L.P. dated October 1, 2007